Exhibit 10.11

FIRST AMENDMENT TO ASSIGNMENT OF NOTES AND DEEDS OF TRUST

This First Amendment to Assignment of Notes and Deeds of Trust (this “Amendment”) is made as of December 18, 2020 by and among PACIFIC ETHANOL CENTRAL, LLC, a Delaware limited liability company (“PEC”), and COBANK, ACB, a federally-chartered instrumentality of the United States (the “Administrative Agent”) for the Pekin Lenders (defined below) and ICP Lenders (defined below). The Administrative Agent, the Pekin Lenders, and the ICP Lenders are collectively referred to herein as the “Lender Parties”.

WHEREAS, PACIFIC ETHANOL PEKIN, LLC, a Delaware limited liability company (“Pekin”), COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1st Farm Credit Services, PCA, as a Lender, and COBANK, ACB, a federally-chartered instrumentality of the United States, as Agent, are parties to a Credit Agreement, dated as of December 15, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Pekin Credit Agreement”) pursuant to which the Pekin Lenders have made and may make advances and extend other financial accommodations to Pekin (the “Pekin Loan”). The lenders under the Pekin Credit Agreement are referred to herein as the “Pekin Lenders”;

WHEREAS, ILLINOIS CORN PROCESSING, LLC, a Delaware limited liability company (“ICP” and together with Pekin collectively, the “Borrowers”), COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, as a Lender, and COBANK, ACB, a federally-chartered instrumentality of the United States, as Cash Management Provider and Agent, are parties to a Credit Agreement, dated as of September 15, 2017 (as amended, restated, supplemented, or otherwise modified from time to time, the “ICP Credit Agreement” and together with the Pekin Credit Agreement, the “Credit Agreements”) pursuant to which the ICP Lenders have made and may make advances and extend other financial accommodations to ICP (the “ICP Loan” and together with the Pekin Loan, the “Loans”). The lenders under the ICP Credit Agreement are referred to herein as the “ICP Lenders,” and the Pekin Lenders and the ICP Lenders are collectively referred to herein as the “Lenders”;

WHEREAS, PEC and Pacific Aurora, LLC, a Delaware limited liability company (“PAL”) entered into that certain Assignment of Notes and Deeds of Trust, dated April 15, 2020 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Assignment”) for the benefit of the Lenders;

WHEREAS, the Borrowers and the Lender Parties desire to amend the Credit Agreements and as a condition to entering into such amendments and continuing to extend such credit to the Borrowers, the Lender Parties have required the execution and delivery of this Amendment to amend the Assignment as set forth herein;

WHEREAS, the Assignment provides that it may be amended in a writing signed by the party against whom enforcement is sought, in this case PEC; and

WHEREAS, PEC will receive substantial direct and indirect benefit from entering into this Amendment.

NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid to PEC and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Acknowledgments and Agreements. PEC hereby acknowledges and agrees as follows:

(a) Recitals. The Recitals to this Amendment are true and correct, and are hereby incorporated into and made a part of this Amendment and the Assignment.

(b) Defined Terms. Unless otherwise defined in this Amendment, all capitalized terms used herein as defined terms shall have the meanings given to them in the Assignment.

Section 2. Amendments to the Assignment.

(a) Section 2(c) of the Assignment is amended by amending and restating such section in its entirety:

“(c) Upon the Payment in Full of the Obligations (as such terms are defined in the Credit Agreements), or upon the earlier payment in full by PAL of the outstanding principal of the Notes and all accrued but unpaid interest thereon, Administrative Agent shall reassign (the “Reassignment”) to PEC the Notes and the Deeds of Trust assigned to Administrative Agent hereby; provided, however, that all reasonable out-of-pocket costs and expenses incurred by Administrative Agent in the ordinary course of business as a result of or in connection with the Reassignment shall be reimbursed to Administrative Agent by PEC; and further provided that the Reassignment shall be made without recourse, warranty or any other obligation to or liability incurred by Administrative Agent, other than to the extent of gross negligence or willful misconduct on the part of the Administrative Agent as such is determined by a final, non-appealable judgment by a court of competent jurisdiction. The Reassignment shall be effectuated by execution of documents reasonably acceptable to Administrative Agent and PEC in both form and substance.”

(b) Section 6(a) of the Assignment is amended by amending and restating such section in its entirety:

“(a) shall use its best efforts to cause PAL to observe and perform all of the covenants, terms, conditions and agreements contained in the Notes and the Deeds of Trust. Other than in connection with the repayment in full of the Notes, without the express written consent of Administrative Agent, PEC shall not release or excuse the liability of any of the obligations under the Notes and the Deeds of Trust;”

Section 3. Representations and Warranties. PEC hereby represents and warrants to the Lender Parties as follows:

(a) PEC has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment. This Amendment has been duly and validly executed and delivered to the Lender Parties by PEC, and this Amendment and the Assignment as amended hereby and the other Loan Documents constitute PEC’s legal, valid, and binding obligations enforceable in accordance with their respective terms.

(b) The execution, delivery, and performance by PEC of this Amendment, and the performance of the Assignment as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any Governmental Authority, (ii) violate PEC’s organizational documents or any provision of any law, rule, regulation, or order presently in effect having applicability to PEC, (iii) result in a breach of or constitute a default under any indenture or agreement to which PEC is party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by PEC (other than as required under the Loan Documents in favor of the Lender Parties).

Section 4. Miscellaneous. This Amendment is a Loan Document. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (other than its conflicts of laws rules). This Amendment, together with the Assignment amended hereby and the other Loan Documents, comprise the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings. In the event of any conflict between this Amendment and the Credit Agreements, the Credit Agreements shall control. This Amendment is subject to the provisions of the Credit Agreements relating to submission to jurisdiction, venue, service of process and waiver of right to trial by jury, the provisions which are by this reference incorporated herein in full. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment. PEC hereby authorizes the Lender Parties to amend any previously filed UCC-1 financing statements to reflect the changes to the grant of security interest made effective by this Amendment.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

PACIFIC ETHANOL CENTRAL, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

Signature Page to First Amendment to Assignment of Notes and Deeds of Trust

COBANK, ACB, as Agent

By:	/s/ Corey North
Name:	Corey North
Title:	Assistant Corporate Secretary

Signature Page to First Amendment to Assignment of Notes and Deeds of Trust